Dreyfus

Florida Intermediate

Municipal Bond Fund

SEMIANNUAL REPORT June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                   Dreyfus Florida Intermediate

                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the six-month period from January 1, 2001 through June 30, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

While the first half of 2001 was difficult for the U.S. economy, we have recently seen signs that improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario could be positive for the municipal bond market. Better economic times should help support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

July 16, 2001




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform during the period?

For the six-month reporting period ended June 30, 2001, the fund achieved a total return of 2.67%.(1) In comparison, the fund's peer group, as measured by the Lipper Florida Intermediate Municipal Debt Funds category average, achieved a total return of 2.60%, for the same period.(2)

We attribute the market's and fund's good performance to a generally favorable environment for municipal bonds. Bonds with intermediate-term maturities provided especially strong returns because of high levels of demand from individual investors fleeing a declining stock market. In addition, the fund's returns were enhanced by our security selection strategy, which focused on high quality, intermediate-term bonds. We also found what we believed to be attractive opportunities for income and muted volatility in high yielding securities with relatively short maturities.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, the interest from which is exempt from the Florida intangibles personal property tax, managed in the intermediate maturity range. We also manage the fund for a competitive total return, which includes both current income and changes in share price.

In pursuing these objectives, we first attempt to add value by selecting primarily investment-grade, intermediate-term tax-exempt bonds from Florida issuers that we believe are most likely to provide the best returns. These bonds comprise the fund's long-term core position. We augment the core position with holdings in bonds that we believe have the potential to provide both current income and capital appreciation.

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Although we do not manage the fund primarily in anticipation of interest-rate trends, falling interest rates in a weakening economy represented an important driver of the fund's performance during the reporting period. When the reporting period began, slower retail sales, higher energy prices and more frequent workforce layoffs had already adversely affected economic growth and consumer confidence. The Federal Reserve Board began to take steps to stimulate economic growth in early January 2001, when it implemented the first of the reporting period' s six short-term interest-rate cuts, for a total reduction of 2.75 percentage points. In this declining interest-rate environment, prices of municipal bonds generally rose.

In addition, the market was strongly influenced by supply-and- demand factors. Because of previously strong tax revenues, many Florida municipalities had less need to borrow. As a result, the supply of municipal bonds was generally lower than the same period one year earlier. At the same time, however, demand for high quality, tax-exempt securities surged from Florida residents, as they allocated a larger percentage of their assets to fixed-income securities. These factors further supported the strength of Florida municipal bond prices. Strong market conditions were especially advantageous for intermediate-term bonds, which were the focus of demand from individual investors.

Robust demand for a limited supply of intermediate-term bonds caused the difference between the yields of shorter term bonds and longer term bonds to widen. This phenomenon, known as a STEEPENING OF THE YIELD CURVE, rewarded investors who were willing to incur the risks of extending their bond maturities.

In  this  environment,  we  emphasized  bonds in the 10- to  15-year  range.  In addition, we emphasized relatively higher yielding municipal bonds with short-term maturities. These securities helped us offset the risk of longer term securities, yet provided competitive levels of income. Finally, we attempted to replace seasoned bonds nearing their redemption dates with intermediate-term securities that cannot be redeemed by their issuers for several years.

What is the fund's current strategy?

Our strategy remains: identifying income-producing securities consistent with our efforts to preserve shareholders' capital. Accordingly we have continued to focus on high quality bonds in the 10- to 15-year maturity range. We expect intermediate-term bonds to continue to be subject to robust demand from Florida residents seeking capital preservation and competitive tax-exempt yields.

In the current economic environment, which features low inflation and relatively low interest rates, our security selection strategy emphasizes income-producing securities over those that derive their returns from price changes. In our view, this strategy is potentially more likely to provide competitive returns if, as we expect, Florida municipal bond prices remain relatively stable. Of course, there is no guarantee how this strategy will affect the fund's performance.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-FLORIDA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                                        The Fund

STATEMENT OF INVESTMENTS

June 30, 2001 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--100.6%                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--95.0%

Alachua County Health Facilities Authority

  Health Facilities Revenue

  (Shands Teaching Hospital)

   5.20%, 12/1/2007 (Insured; MBIA)                                                           1,700,000                1,812,999

Bay County:

   PCR (International Paper Co. Project)
      5.10%, 9/1/2012                                                                         2,500,000                2,511,450

   RRR 6.10%, 7/1/2002 (Insured; MBIA)                                                        2,095,000                2,165,287

Boynton Beach, Utility Systems Revenue

   5.375%, 11/1/2008 (Insured; FGIC)                                                          1,000,000                1,075,880

Brevard County Health Facilities Authority, Revenue:

   (Holmes Regional Medical Center Project)
      5.30%, 10/1/2007 (Insured; MBIA)                                                        3,000,000                3,205,170

   (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002                                                970,000                  998,431

Brevard County Housing Finance Authority, MFHR

   (Windover Oaks) 6.90%, 2/1/2027                                                            2,000,000                2,168,220

Broward County:

   6.125%, 1/1/2006                                                                           1,950,000                2,020,571

   Airport System Revenue:

      5.25%, 10/1/2011 (Insured; AMBAC)                                                       1,000,000                1,043,370

      5.375%, 10/1/2013 (Insured; MBIA)                                                       8,100,000                8,404,236

   RRR 6.30%, 12/1/2006                                                                       5,000,000                5,418,450

Broward County School Board, COP:

   6.10%, 7/1/2002 (Insured; AMBAC)                                                           2,000,000                2,066,940

   5.50%, 7/1/2014 (Insured; FSA)                                                             4,715,000                5,025,766

Broward County School District:

   5.30%, 2/15/2004                                                                           5,000,000                5,233,450

   6%, 2/15/2004                                                                              3,000,000                3,105,390

Celebration Community Development District,
   Special Assessment 5.60%, 5/1/2004 (Insured; MBIA)                                         1,300,000                1,352,949

Charlotte County, Utility Revenue

   5.40%, 10/1/2008 (Insured; FGIC)                                                           1,210,000                1,302,263

Clay County Housing Finance Authority, Revenue

   (Multi-County Program) 4.85%, 10/1/2011
   (Collateralized: FNMA,GNMA)                                                                1,570,000                1,594,068

Collier County, Capital Improvement Revenue:

   5.75%, 10/1/2006 (Insured; MBIA)                                                           1,985,000                2,139,691

   5.85%, 10/1/2007 (Insured; MBIA)                                                           2,105,000                2,263,317

Coral Springs, Water and Sewer Revenue

   5.50%, 9/1/2003 (Insured; FGIC)                                                            1,000,000                1,045,650



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County:

  Aviation Revenue:

      6%, 10/1/2003 (Insured; MBIA)                                                           2,000,000                2,099,700

      6.15%, 10/1/2004 (Insured; MBIA)                                                        2,000,000                2,097,000

      (Miami International Airport):

         5%, 10/1/2005 (Insured; FSA)                                                         1,075,000                1,120,677

         5.75%, 10/1/2005 (Insured; FSA)                                                      2,000,000                2,143,260

         5.375%, 10/1/2010 (Insured; FSA)                                                     1,000,000                1,051,110

   Public Facilities Revenue

      (Jackson Memorial Hospital)
      5.20%, 6/1/2004 (Insured; MBIA)                                                         2,035,000                2,131,113

   Special Obligation Revenue:

      (Solid Waste System)
         6%, 10/1/2006 (Insured; AMBAC)                                                       2,565,000                2,821,757

      Zero Coupon, 10/1/2010 (Insured; AMBAC)                                                 6,825,000                4,362,267

   Water and Sewer Systems Revenue

      6.25%, 10/1/2011 (Insured; FGIC)                                                        2,115,000                2,435,930

Daytona Beach, Water and Sewer Revenue

   5.75%, 11/15/2008 (Insured; AMBAC)                                                         2,270,000                2,362,957

Deerfield Beach, Water and Sewer Improvement Revenue

   6.125%, 10/1/2003 (Insured; FGIC)                                                          1,180,000                1,235,849

Delray Beach, Water and Sewer Revenue

   5.25%, 10/1/2009 (Insured; AMBAC)                                                          2,500,000                2,680,475

Duval County School District

   6.25%, 8/1/2005 (Insured; AMBAC)                                                           2,400,000                2,511,936

First Florida Governmental Financing Commission, Revenue

   6%, 7/1/2003 (Insured; MBIA)                                                               2,020,000                2,115,586

Florida Board of Education:

  Capital Outlay (Public Education):

      5.50%, 6/1/2010                                                                         5,725,000                6,063,920

      5.25%, 6/1/2013                                                                         2,000,000                2,074,000

   Lottery Revenue:

      5%, 7/1/2011 (Insured; FGIC)                                                            2,000,000                2,084,660

      5.25%, 7/1/2016 (Insured; FGIC)                                                         1,500,000                1,536,960

Florida Department of Environmental
   Protection, Revenue

   5.75%, 7/1/2009 (Insured; FGIC)                                                            5,000,000                5,520,500

Florida Municipal Power Agency, Revenue:

  (All-Requirements Power Supply Project)

   5.90%, 10/1/2002 (Insured; AMBAC)                                                          1,000,000                1,037,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Florida Ports Finance Commission, Revenue

   (Transportation Trust Fund--Intermodal Program)
   5.50%, 10/1/2016                                                                           1,745,000                1,795,134

Fort Myers, Improvement Revenue

   (Special Assessment--Geo Area 24)
   7.05%, 7/1/2005 (Prerefunded 7/1/2003)                                                       905,000  (a)             965,490

Greater Orlando Aviation Authority,
   Orlando Airport Facilities Revenue

   6.10%, 10/1/2002 (Insured; FGIC)                                                           2,000,000                2,079,400

Halifax Hospital Medical Center, HR

   5%, 10/1/2010 (Insured; MBIA)                                                              1,750,000                1,823,763

Hernando County School District:

   6.10%, 8/1/2003 (Insured; MBIA)                                                            2,000,000                2,100,540

   5.50%, 9/1/2004 (Insured; MBIA)                                                            1,580,000                1,678,655

Hialeah Gardens, IDR (Waterford Convalescent)

   7.875%, 12/1/2007                                                                            800,000                  828,416

Hillsborough County, Utility Revenue:

   Zero Coupon, 8/1/2006 (Insured; MBIA)                                                      5,000,000                4,098,550

   5.50%, 8/1/2011                                                                            2,000,000                2,175,060

   5.50%, 8/1/2014                                                                            3,205,000                3,468,098

Hillsborough County Hospital Authority, HR

   (Tampa General Hospital Project)
   6.125%, 10/1/2002 (Insured; FSA)                                                           3,350,000                3,480,549

Hillsborough County School Board, COP

   5%, 7/1/2016 (Insured; MBIA)                                                               2,625,000                2,627,809

Indian Trace Community Development District

   (Water Management-Special Benefit)
   5.375%, 5/1/2005 (Insured; MBIA)                                                           2,265,000                2,405,747

Jacksonville, Revenue:

   Excise Taxes 6.50%, 10/1/2008 (Insured; AMBAC)                                             1,000,000                1,062,130

   Sales Tax:

      5.50%, 10/1/2014 (Insured; AMBAC)                                                       1,500,000                1,596,015

      5.50%, 10/1/2015 (Insured; AMBAC)                                                       1,500,000                1,583,520

      (River City Renaissance Project)

         5.125%, 10/1/2018 (Insured; FGIC)                                                    2,500,000                2,507,200

Jacksonville Beach, Utilities Revenue

   5.125%, 10/1/2004 (Insured; MBIA)                                                          1,500,000                1,559,370

Jacksonville Electric Authority

   Electric System Revenue 5.40%, 10/1/2004                                                   2,250,000                2,326,163

Lake County, Resource Recovery
   Industrial Development Revenue

   (NRG/Recovery Group) 5.85%, 10/1/2009                                                      2,000,000                2,007,620



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)                                                  1,000,000                1,085,240

Lakeland, Electric and Water Revenue 5.90%, 10/1/2007                                         2,385,000                2,646,658

Lee County, Transportation Facilities Revenue

   5.50%, 10/1/2015 (Insured; AMBAC)                                                          2,500,000                2,639,200

Martin County, Utility System Revenue:

   5.50%, 10/1/2011 (Insured; FGIC)                                                           1,000,000                1,090,370

   5.50%, 10/1/2012 (Insured; FGIC)                                                           1,065,000                1,159,636

   5.50%, 10/1/2013 (Insured; FGIC)                                                           1,485,000                1,614,121

Miami 5.80%, 12/1/2005 (Insured; FGIC)                                                        1,340,000                1,458,402

Miami Beach Health Facilities Authority, HR

   5.70%, 11/1/2003
   (Insured; FSA, Prerefunded 11/15/2002)                                                     1,500,000  (a)           1,585,740

Miami-Dade County School Board, COP

   5.25%, 8/1/2008 (Insured; AMBAC)                                                           2,500,000                2,669,675

Miami-Dade County School District

   5.375%, 8/1/2013 (Insured; FSA)                                                            2,000,000                2,147,220

Nassau County, PCR (ITT Rayonier, Inc. Project)

   5.90%, 7/1/2005                                                                            1,075,000                1,128,965

Nothern Palm Beach County Improvement District

  (Water Control & Improvement Unit Development)

   5.75%, 8/1/2014                                                                            1,200,000                1,206,252

Ocean Highway and Port Authority, Revenue

   6.25%, 12/1/2002 (LOC; ABN Amro Bank)                                                      3,500,000                3,603,285

Orange County, Tourist Development Tax Revenue:

   5%, 10/1/2015 (Insured; AMBAC)                                                             1,010,000                1,019,100

   5.50%, 10/1/2011 (Insured; AMBAC)                                                          3,030,000                3,263,855

Orange County Health Facilities Authority, HR

  (Orlando Regional Healthcare)

   6.25%, 10/1/2011 (Insured; MBIA, Escrowed to Maturity)                                     1,770,000                2,044,916

Orange County School Board, COP

   5%, 8/1/2024 (Insured; MBIA)                                                               1,500,000                1,447,170

Orlando Utilities Commission, Water and Electric Revenue:

   5.75%, 10/1/2005                                                                           2,000,000                2,166,900

   5.80%, 10/1/2006                                                                           5,930,000                6,500,170

   5.80%, 10/1/2007                                                                           1,175,000                1,294,709

Osceola County, Revenue:

  Gas Tax Improvement:

      5.50%, 4/1/2003 (Insured; FGIC)                                                         1,365,000                1,420,132

      5.65%, 4/1/2004 (Insured; FGIC)                                                         1,445,000                1,525,703

   Transportation (Osceola Parkway Project)

      5.90%, 4/1/2007 (Insured; MBIA)                                                         1,300,000                1,355,614

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Osceola County Industrial Development Authority, Revenue

   (Community Provider Pooled Loan Program) 8%, 7/1/2004                                      2,480,000                2,543,141

Palm Beach County:

   Criminal Justice Facilities Revenue

      5.375%, 6/1/2010 (Insured; FGIC)                                                        1,825,000                1,968,335

   (Land Acquisition Program) 5.375%, 6/1/2014                                                1,000,000                1,051,780

   Public Improvement Revenue

      (Convention Center Project) 5.50%, 11/1/2013                                            1,785,000                1,912,092

Palm Beach County School Board

   COP 6%, 8/1/2016 (Insured; FGIC)                                                           4,000,000                4,558,440

Palm Beach County School District

   6%, 8/1/2006 (Insured; AMBAC)                                                              1,000,000                1,042,280

Palm Beach County Solid Waste Authority, Revenue

   5.50%, 10/1/2006 (Insured; AMBAC)                                                          3,000,000                3,235,530

Polk County, Capital Improvement Revenue

   6%, 12/1/2002 (Insured; MBIA)                                                              1,900,000                1,979,838

Polk County Industrial Development Authority, IDR

   (Cargill Fertilizer, Inc.) 5.50%, 11/1/2009                                                2,000,000                2,091,640

Reedy Creek Improvement District

   5.25%, 6/1/2012 (Insured; MBIA)                                                            1,485,000                1,544,742

Saint John's County Industrial Development Authority, HR

   (Flager Hospital Project) 5.80%, 8/1/2003                                                  1,000,000                1,039,170

Sarasota County 6.25%, 10/1/2004 (Insured; FGIC)                                              1,505,000                1,547,757

Seminole County School District

   6%, 8/1/2003 (Insured; MBIA)                                                               2,500,000                2,623,225

Sunrise, Revenue:

   Public Facilities 6.20%, 10/1/2004 (Insured; MBIA)                                         2,000,000                2,115,660

   Utility System 5.20%, 10/1/2005 (Insured; AMBAC)                                           1,395,000                1,467,512

Tallahassee, Health Facilities Revenue

  (Tallahassee Memorial Regional Medical Center)

   5.50%, 12/1/2002 (Insured; MBIA)                                                           1,000,000                1,034,540

Tampa, Revenue:

  (Alleghany Health Systems--Saint Mary's)

      5.75%, 12/1/2007 (Insured; MBIA)                                                        2,750,000                2,916,155

   Cigarette Tax Allocation (H Lee Moffitt Cancer)

      5%, 3/1/2008 (Insured; AMBAC)                                                           2,000,000                2,107,020

   Water and Sewer 6.30%, 10/1/2006                                                           1,590,000                1,667,560

Tampa Bay, Water Utility Systems Revenue:

   5.125%, 10/1/2010 (Insured; FGIC)                                                          3,095,000                3,274,231

   5.125%, 10/1/2015 (Insured; FGIC)                                                          3,205,000                3,266,248



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Volusia County, Sales Tax Improvement Revenue

   6.40%, 10/1/2007 (Insured; MBIA)                                                           2,000,000                2,058,540

Volusia County Educational Facility Authority, Revenue

  (Embry-Riddle Aeronautical University):

      5.875%, 10/15/2002 (Insured; College Construction
         Loan Insurance Association)                                                          1,145,000                1,188,029

      6.10%, 10/15/2003 (Insured; College Construction
         Loan Insurance Association)                                                          1,000,000                1,055,580

Volusia County Special Assessment (Bethune Beach
   Wastewater Project) 6.875%, 7/1/2005                                                         795,000                  847,764

U.S. RELATED--5.6%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5.75%, 7/1/2013                                                                            1,000,000                1,059,420

   5.75%, 7/1/2014                                                                            3,000,000                3,164,880

Puerto Rico Commonwealth

   5.50%, 7/1/2013 (Insured; FGIC)                                                            2,000,000                2,194,660

Puerto Rico Commonwealth Highway
   and Transportation Authority:

      Highway Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         2,500,000                2,743,325

      Transportation Revenue

         5.25%, 7/1/2012 (Insured; MBIA)                                                      2,440,000                2,585,644

Virgin Islands Public Finance Authority, Revenue:

   5.625%, 10/1/2010                                                                          2,000,000                2,125,820

   5.875%, 10/1/2018                                                                            500,000                  494,345

Virgin Islands Water and Power Authority

   Water Systems Revenue 7.20%, 1/1/2002                                                        100,000                  102,155
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $249,005,248)                                                            100.6%              258,290,085

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.6%)              (1,428,820)

NET ASSETS                                                                                       100.0%              256,861,265


                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty

                          Insurance Company

FNMA                      Federal National Mortgage

                          Association

FSA                       Financial Security Assurance

GNMA                      Government National Mortgage

                          Association

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors

                          Assurance Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RRR                       Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
-----------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              74.6

AA                               Aa                              AA                                               16.0

A                                A                               A                                                 1.6

BBB                              Baa                             BBB                                               3.4

Not Rated( b)                    Not Rated (b)                   Not Rated( b)                                     4.4

                                                                                                                 100.0

(A)  BONDS  WHICH   ARE  PREREFUNDED  ARE  COLLATERALIZED  BY  U.S.   GOVERNMENT
SECURITIES  WHICH ARE HELD IN ESCROW AND ARE USED TO PAY  PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF COMPARABLE  QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(C) AT JUNE 30, 2001, 25.9% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                               Cost        Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           249,005,248   258,290,085

Interest receivable                                                   3,773,084

Receivable for investment securities sold                             1,035,430

Prepaid expenses                                                          7,351

                                                                    263,105,950

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           167,217

Cash overdraft due to Custodian                                       2,263,127

Payable for investment securities purchased                           3,741,336

Accrued expenses                                                         73,005

                                                                      6,244,685

--------------------------------------------------------------------------------

NET ASSETS ($)                                                      256,861,265
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     246,934,688

Accumulated undistributed investment income--net                         30,454

Accumulated net realized gain (loss) on investments                     611,286

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                               9,284,837
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      256,861,265
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 19,359,421

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.27

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,664,328

EXPENSES:

Management fee--Note 3(a)                                              776,452

Shareholder servicing costs--Note 3(b)                                 128,186

Trustees' fees and expenses--Note 3(c)                                  29,303

Professional fees                                                       18,005

Custodian fees                                                          15,438

Prospectus and shareholders' reports                                    11,452

Registration fees                                                        4,463

Loan commitment fees--Note 2                                             1,315

Miscellaneous                                                           11,708

TOTAL EXPENSES                                                         996,322

INVESTMENT INCOME--NET                                               5,668,006
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,214,501

Net unrealized appreciation (depreciation) on investments             (17,458)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,197,043

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,865,049

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2001           Year Ended

                                              (Unaudited)    December 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,668,006           12,094,902

Net realized gain (loss) on investments         1,214,501              147,646

Net unrealized appreciation

   (depreciation) on investments                 (17,458)            6,834,393

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,865,049            19,076,941
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,701,096)         (12,031,358)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  11,782,172           17,834,460

Dividends reinvested                            3,809,193            7,944,763

Cost of shares redeemed                       (21,068,466)         (58,812,818)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       (5,477,101)         (33,033,595)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,313,148)         (25,988,012)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           261,174,413          287,162,425

END OF PERIOD                                 256,861,265          261,174,413

Undistributed investment income--net               30,454               63,544
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       886,120            1,378,959

Shares issued for dividends reinvested            287,248              615,541

Shares redeemed                                (1,586,393)          (4,572,301)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (413,025)          (2,577,801)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                        Six Months Ended

                                           June 30, 2001                                    Year Ended December 30,
                                                                    ----------------------------------------------------------------

                                              (Unaudited)           2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              13.21          12.85         13.59         13.64          13.45          13.62

Investment Operations:

Investment income--net                                .29            .59          .59           .60            .60            .61

Net realized and unrealized

   gain (loss) on investments                         .06            .36        (.74)           .06            .23           (.17)

Total from Investment Operations                      .35            .95        (.15)           .66            .83            .44

Distributions:

Dividends from investment

   income--net                                      (.29)          (.59)         (.59)          (.60)          (.60)          (.61)

Dividends from net realized
   gain on investments                                 --            --         .00(a)          (.11)          (.04)           --

Total Distributions                                 (.29)          (.59)         (.59)          (.71)          (.64)          (.61)

Net asset value, end of period                      13.27         13.21         12.85          13.59          13.64          13.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 5.38(b)            7.58       (1.16)           4.98           6.35           3.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .77(b)            .81         .81             .81            .80            .80

Ratio of net investment income

   to average net assets                          4.38(b)           4.59        4.42             4.41           4.43           4.53

Portfolio Turnover Rate                          21.66(c)          11.45       10.61            32.49          19.68          19.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                    256,861        261,174     287,162          329,089        351,964        387,899

(A)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $434,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund' s Shareholder Service Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2001, the fund was charged of $54,788 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2001, the fund was charged $66,428 pursuant to the transfer agency agreement.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended June 30, 2001, redemption fees charged and retained by the fund amounted to $1,001.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2001, amounted to $58,503,314 and $56,024,181, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $9,284,837, consisting of $9,470,248 gross unrealized appreciation and $185,411 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies with respect to the amortization of discount and premium on municipal securities. For the current period, there was no effect to the fund's financial statements.

                                                           For More Information

                        Dreyfus Florida Intermediate Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9263

                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  740SA0601